SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )



Filed by the Registrant                                     |X|
Filed by a Party other than the Registrant                   o

Check the appropriate box:

o   Preliminary Proxy Statement        o Confidential, for Use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))
|X| Definitive Proxy Statement
|X| Definitive Additional Materials
o   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

          RWB/WPG U.S. LARGE STOCK FUND (FILE NOS. 33-60841, 811-07315)
          -------------------------------------------------------------
                 Name of Registrant as Specified in its Charter

Payment of Filing Fee (Check the appropriate box):


|X|    No fee required.









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                                [FUND LETTERHEAD]

                                  June 12, 1998


Dear Shareholder:

     I am pleased to announce that the Managing Directors of Weiss, Peck & Greer, L.L.C. ("WPG") have entered into an agreement with Robeco Groep N.V. ("Robeco"), a major Dutch investment management firm, pursuant to which WPG will become a member of the Robeco group.

     As further described in the enclosed proxy statement, Robeco is seeking through the acquisition of WPG to obtain a U.S. registered investment adviser and broker-dealer with an established reputation, existing products, in-place management and existing distribution capability. For WPG, the acquisition represents an opportunity to continue to provide its clients with the same quality services to which they have become accustomed while becoming part of a larger, international organization. This transaction will also afford WPG's clients access to greater international investing expertise, additional systems capabilities and a strengthened capital base. The existing WPG professionals have entered employment contracts with Robeco and the WPG name and management will be maintained.

     The Fund's Trustees have called a special shareholder meeting to be held on July 29, 1998. The primary purpose of the special meeting is to permit the Fund's shareholders to consider a new investment advisory agreement with WPG to take effect following the acquisition, as required by federal securities laws. The terms of the proposed new investment advisory agreement between your Fund and WPG are substantially identical to the terms of the Fund's current investment advisory agreement, except for the dates of execution, effectiveness and termination, and the inclusion of escrow provisions (which are applicable only in the event that the transaction closes prior to the approval of the new advisory agreement by the shareholders). The enclosed proxy statement seeks shareholder approval on this and other proposals.

     NONE OF THE PROPOSALS REQUESTS AN INCREASE IN THE RATE OF THE FUND'S INVESTMENT ADVISORY FEE. FURTHER, THE ACQUISITION WILL NOT RESULT IN A CHANGE IN THE FUND'S PORTFOLIO MANAGER.

     The proposals have been unanimously approved by the Board of Trustees of the Fund, which recommends you vote "FOR" each of these proposals. YOUR IMMEDIATE RESPONSE WILL HELP SAVE THE COSTS OF ADDITIONAL SOLICITATIONS. We look forward to your participation, and we thank you for your continued confidence in WPG.

                                              Sincerely,



                                              Roger J. Weiss,
                                              CHAIRMAN OF THE BOARD OF TRUSTEES

                                IMPORTANT NOTICE

Although we recommend that you read the complete Proxy Statement, for your convenience, we have provided a brief overview of the proposals to be voted on.

                               QUESTIONS & ANSWERS

Q:   WHY AM I RECEIVING THIS PROXY STATEMENT?
A:   Federal securities laws require a vote by the Fund's shareholders whenever the Fund's investment adviser is subject to a change in control. The Managing Directors of Weiss, Peck & Greer, L.L.C., the Fund's investment adviser, and Robeco Groep N.V. ("Robeco") have entered into an agreement pursuant to which Robeco will acquire WPG. Your Fund is seeking shareholder approval of the following proposals:

--   Approval of a new investment advisory agreement with WPG; and
--   Ratification of the selection of independent auditors.

Please refer to the proxy statement for a detailed explanation of these proposals.

Q:   HOW WILL THIS AFFECT MY ACCOUNT?
A:   You can expect the same level of management expertise and high-quality shareholder service from WPG to which you've grown accustomed. The terms of the proposed new investment advisory agreement between your Fund and WPG are substantially identical to the terms of the Fund's current investment advisory agreement, except for the dates of execution, effectiveness and termination, and the inclusion of escrow provisions (which are applicable only in the event that the transaction closes prior to the approval of the new advisory agreement by the shareholders). NEITHER OF THE PROPOSALS REQUESTS AN INCREASE IN THE RATE OF THE FUND'S INVESTMENT ADVISORY FEE. FURTHER, THE PROPOSED TRANSACTION WILL NOT RESULT IN A CHANGE IN THE FUND'S PORTFOLIO MANAGER.

Q:   WILL MY VOTE MAKE A DIFFERENCE?
A:   Your vote is needed to ensure that the proposals can be acted upon.
Additionally, your immediate response on the enclosed proxy card will help save the costs of any further solicitations for a shareholder vote. We encourage all shareholders to participate in the governance of their Fund.

Q:   HOW DO THE TRUSTEES OF MY FUND SUGGEST THAT I VOTE?
A:   After careful consideration, the Trustees of your Fund, including the independent Trustees who comprise a majority of the Fund's Board of Trustees, unanimously recommend that you vote "FOR" each of the proposals.


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



Q:   WHOM DO I CALL IF I HAVE QUESTIONS?
A:   We will be happy to answer your questions about the proxy solicitation.
Please call us at 1-800-223-3332 between 9:00 a.m. and 5:00 p.m. New York time, Monday through Friday.

Q:   WHERE DO I MAIL MY PROXY CARD?
A:   You may use the enclosed postage-paid envelope.


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


                         RWB/WPG U.S. LARGE STOCK FUND
                     Attention: Weiss, Peck & Greer, L.L.C.
                               One New York Plaza
                            New York, New York 10004
                                 (800) 223-3332
                         -------------------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                            TO BE HELD JULY 29, 1998

                         -------------------------

To the Shareholders of RWB/WPG U.S. Large Stock Fund:

     Notice is hereby given that a Special Meeting of Shareholders (the "Meeting") of the RWB/WPG U.S. Large Stock Fund (the "Fund") will be held at the offices of Weiss, Peck & Greer, L.L.C., One New York Plaza, 30th floor, New York, New York 10004, on Wednesday, July 29, 1998 at 1:00 p.m. (New York time) for the following purposes:

     1. To approve a new investment advisory agreement;

     2. To ratify the selection of KPMG Peat Marwick LLP as the Fund's independent auditors for the fiscal year ending December 31, 1998; and

     3. To transact such other business as may properly come before the Meeting and any adjournment thereof.

                 THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE
                  IN FAVOR OF ALL OF THE FOREGOING PROPOSALS.

     The Board of Trustees has no knowledge of any other business to be transacted at the Meeting. Shareholders of record of the Fund at the close of business on June 1, 1998 are entitled to notice of, and to vote at, the Meeting and any adjournment thereof.

                                              By Order of the Board of Trustees,

                                              Jay C. Nadel,
                                              Secretary


June 12, 1998


                                   IMPORTANT
WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE PROMPTLY COMPLETE, DATE AND SIGN THE PROXY CARD FOR THE SHARES HELD BY YOU AND RETURN THE PROXY IN THE ENVELOPE PROVIDED SO THAT YOUR VOTE CAN BE RECORDED. NO POSTAGE IS REQUIRED IF THE ENVELOPE IS MAILED IN THE UNITED STATES. IF YOU ARE PRESENT AT THE MEETING, YOU MAY WITHDRAW YOUR PROXY AND VOTE YOUR SHARES PERSONALLY.

                         RWB/WPG U.S. LARGE STOCK FUND
                     Attention: Weiss, Peck & Greer, L.L.C.
                               One New York Plaza
                            New York, New York 10004
                                 (800) 223-3332
                            ------------------------

                                 PROXY STATEMENT

                            ------------------------

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the "Trustees" or "Board") to be voted at a Special Meeting of Shareholders (the "Meeting") of the RWB/WPG U.S. Large Stock Fund (the "Fund") to be held at the offices of Weiss, Peck & Greer, L.L.C., 30th floor, One New York Plaza, New York, New York 10004, on Wednesday, July 29, 1998 at 1:00 p.m. (New York time). The approximate mailing date of this Proxy Statement and accompanying form of proxy is June 12, 1998.

     The primary purpose of the Meeting is to permit the Fund's shareholders to consider proposals ("Proposals") related to the proposed acquisition (the "Acquisition") of all of the outstanding equity interests of Weiss, Peck & Greer, L.L.C., the Fund's investment adviser ("WPG" or the "Adviser"), by Robeco Groep N.V. ("Robeco"), including approving a New Advisory Agreement (defined below) between the Fund and WPG. If the Fund's shareholders approve the New Advisory Agreement (Proposal 1) and the Acquisition is completed, WPG will remain as the Fund's investment adviser but will be a wholly-owned subsidiary of Robeco. The vote of shareholders on the New Advisory Agreements is required under the Investment Company Act of 1940, as amended (the "1940 Act"), as a result of Robeco's contemplated acquisition of WPG. The Fund's New Advisory Agreement is substantially identical to the Current Advisory Agreement (defined below), except for the dates of execution, effectiveness and termination, and the inclusion of escrow provisions (which are applicable only in the event that the Acquisition closes prior to the approval of the New Advisory Agreement by the shareholders). AS DESCRIBED BELOW, NEITHER OF THE PROPOSALS REQUESTS AN INCREASE IN THE RATE OF THE FUND'S INVESTMENT ADVISORY FEE. FURTHER, THE ACQUISITION WILL NOT RESULT IN A CHANGE IN THE FUND'S PORTFOLIO MANAGER.

        Participating in the Meeting are holders of shares of beneficial interest (collectively, the "Shares") of the Fund. The Board has fixed the close of business on June 1, 1998 as the record date (the "Record Date") for the determination of holders of Shares of the Fund entitled to vote at the Meeting and any adjournment thereof. Shareholders of the Fund on the Record Date will be entitled to one vote per each Share held with respect to each Proposal, and a fractional vote with respect to fractional Shares, with no Share having cumulative voting rights. A copy of the Annual Report (including financial statements) for the Fund for the fiscal year ended December 31, 1997 was previously mailed to each shareholder of the Fund. ADDITIONAL COPIES OF THE FUND'S ANNUAL REPORT (AND THE MOST RECENT SEMI-ANNUAL REPORT SUCCEEDING

THE ANNUAL REPORT, WHEN AVAILABLE) ARE AVAILABLE WITHOUT CHARGE UPON REQUEST TO THE FUND AT THE ADDRESS OR PHONE NUMBER LISTED ABOVE.


                 PROPOSAL 1: APPROVAL OF NEW ADVISORY AGREEMENT

THE ACQUISITION

     The Managing Directors of WPG, Lloyds America Securities Corp. and certain other persons (together with the Managing Directors and Lloyds America Securities Corp., the "Sellers"), who collectively own all of the outstanding equity interests in WPG, have entered an agreement (the "Purchase Agreement") with Robeco Groep N.V. ("Robeco") for the Sellers to sell all of the equity interests of WPG to Robeco (the "Acquisition"). After the completion of the Acquisition, WPG will be a wholly-owned subsidiary of Robeco.

     Robeco is seeking through the Acquisition to obtain a U.S. registered investment adviser and broker-dealer with an established reputation, existing products, in-place management and existing distribution capability. For WPG, the Acquisition represents an opportunity to continue to provide its clients with the same quality services to which they have become accustomed while becoming part of a larger, international organization. The Acquisition will also afford WPG's clients access to greater international investing expertise, additional systems capabilities and a strengthened capital base.

     The Acquisition is not expected to result in material changes in the business, corporate structure or composition of the senior management or personnel of WPG, or in the manner in which WPG renders advisory, administrative or brokerage services to the Fund. Except as described below under "Certain Arrangements," the Purchase Agreement does not contemplate any changes, other than changes in the ordinary course of business, in the management or operations of WPG relating to the Fund, the personnel managing the Fund or in the other service providers to or business activities of the Fund. Further, the Fund's Trustees will not change as a result of the Acquisition. Robeco and WPG do not anticipate that the Acquisition or any ancillary transactions will cause any reduction in the quality of services now provided by WPG to the Fund, or have any adverse effect on WPG's ability to fulfill its obligations under the New Advisory Agreement or to operate its businesses in a manner consistent with past business practices.

THE TERMS OF THE PURCHASE AGREEMENT

     The Acquisition is expected to close during the third quarter of 1998, provided that a number of conditions set forth in the Purchase Agreement are met or waived. The conditions require, among other things, that as of the closing of the Acquisition the shareholders of the Fund and investors in certain accounts advised by WPG or its affiliates (which investment companies and accounts have aggregate assets in excess of a minimum amount) have approved new investment advisory agreements or consented to the assignment of existing investment advisory agreements. In consideration for all of the outstanding equity interests in WPG to be transferred to Robeco, Robeco will pay approximately $375 million in cash to the Sellers at the closing, subject to certain purchase price adjustments set forth in the Purchase Agreement. The initial purchase price is subject to certain adjustments based on, among other things, the amount of revenues generated by assets under management of WPG and its affiliates at specified times. In addition to the initial purchase price, the Sellers and other key WPG employees are eligible to receive up to an additional $200 million contingent upon the level of WPG's cash flow during the five years after the closing. As a condition to the closing, Robeco will either provide to WPG approximately $22.5 million which will be used to repay existing indebtedness of WPG or obtain a waiver from the lender of any requirement that WPG prepay such amount in connection with the Acquisition. There is no financing condition to the closing of the Acquisition. WPG has been advised by Robeco that as of June 1, 1998, no determination has been made to what extent additional indebtedness will be incurred by Robeco in connection with the Acquisition. Robeco has agreed not to change WPG's name for at least five years after the Acquisition without the approval of WPG's executive committee.

     The current Managing Directors of WPG, including Roger J. Weiss, who is the Chairman of the Fund's Board, and certain officers of WPG have entered into employment agreements with WPG in connection with the Acquisition. The Fund's portfolio manager has also entered into such an employment agreement. The Purchase Agreement contemplates that Robeco will, and will cause WPG to, honor such employment agreements. The employment agreements are intended to ensure that the services of the Managing Directors and relevant officers are available to WPG (and thus to the Fund) for a term of at least three years. Under the Purchase Agreement, the Managing Directors of WPG, including Mr. Roger J. Weiss and other Managing Directors who are also officers of the Fund, will receive a portion of the initial purchase price upon the consummation of the Acquisition and will be eligible to receive a portion of the contingent purchase price based on their contributions to the continued profitability of WPG after the Acquisition. Each employment agreement prohibits the employee from competing with WPG in various ways for a certain time period after the termination of employment. Although there can be no assurance that any employee of WPG will choose to remain employed by WPG after the Acquisition, WPG expects to continue after the Acquisition to provide competitive compensation and benefit packages and other incentives necessary to retain and attract quality personnel.

INFORMATION CONCERNING WPG

     WPG is a privately held Delaware limited liability company with over 28 years' experience as an investment adviser to individual and institutional clients. Founded in 1970, WPG is currently owned by 35 Managing Directors, Lloyds America Securities Corp. and certain others. WPG has approximately 240 employees in addition to its Managing Directors. WPG is a member firm of the New York Stock Exchange and, together with its affiliates, had approximately $16 billion of assets under management as of June 1, 1998. Annex A to this Proxy Statement sets forth the name, business address and principal occupation of each of WPG's Managing Directors. Annex A also lists each Trustee and officer of the Fund who is a Managing Director or employee of WPG. In addition to serving as the Fund's investment adviser, WPG serves as the investment adviser or subadviser to each of the similar investment companies listed in Annex B to this Proxy Statement. Annex B also sets forth the size of such investment companies and the rates of WPG's advisory fees charged to such investment companies. After completion of the Acquisition, WPG will be a wholly-owned subsidiary of Robeco and a representative of Robeco will be appointed to WPG's executive committee. The members of WPG's executive committee currently are Stephen H. Weiss (Chairman), Roger J. Weiss, Philip Greer, Ronald M. Hoffner, Wesley W. Lang, Jr., Mitch Cantor and Gill Cogan, all of whom expect to continue such service after the Acquisition. A new Managing Board, responsible for the strategic management of WPG, will be established in connection with the Acquisition. The Managing Board will consist of eight members, four of which will be appointed by WPG and four of which will be appointed by Robeco. Despite the Board's composition, the members appointed by Robeco will have voting control of the Managing Board and thus of WPG.

INFORMATION CONCERNING ROBECO

         Robeco is a Dutch corporation that was formed to be the holding company for 100% of the shares of Robeco International B.V. and Robeco Nederland B.V. ("Robeco Nederland") (collectively referred to as the "Robeco Group").Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., Rabobank Nederland owns 50% of the shares of Robeco and the balance is owned by shareholders of the Robeco Group funds.

        The Robeco Group is a fund management group. Robeco Nederland advises and manages investment funds, some of whose shares are traded primarily on the Amsterdam Stock Exchange, which funds include (1) Robeco N.V., (2) Rolinco N.V.,
(3) Rorento N.V., (4) RG Rente Mixfund N.V., (5) RG Obligatie Mixfund N.V., (6) RG Aandelen Mixfund N.V., (7) RG Florente Fund N.V., (8) RG Divirente Fund N.V.,
(9) RG America Fund N.V., (10) RG Europe Fund N.V., (11) RG Pacific Fund N.V.,
(12) Nettorente Fund N.V., (13) RG Hollands Bezit N.V., (14) RG Emerging Markets Fund N.V., (15) RG Tactimix Funds, and (16) RG Zelfselect Landen Fund N.V. Robeco Nederland also advises and manages a number of institutional funds. The Robeco Group operates primarily outside of the United States, although it currently holds significant ownership interests in three U.S. investment advisers.

     The Robeco Group, through its subsidiaries, has approximately 1,250 employees worldwide. Of the approximately $59.4 billion in assets under management at December 31, 1997, approximately $810 million was managed in the U.S.

EFFECT OF THE ACQUISITION ON THE CURRENT ADVISORY AGREEMENT

     Consummation of the Acquisition will constitute an "assignment" (as defined in the 1940 Act) of the investment advisory agreement currently in effect between the Fund and WPG (the "Current Advisory Agreement"). As required by the 1940 Act, the Current Advisory Agreement provides for its automatic termination in the event of an assignment. Accordingly, the Current Advisory Agreement will terminate upon consummation of the Acquisition.

     In anticipation of the Acquisition and in order for WPG to continue to serve as the Fund's investment adviser after consummation of the Acquisition (except on a temporary basis pursuant to an order which may be issued by the Securities and Exchange Commission (the "SEC")), a new investment advisory agreement (the "New Advisory Agreement") between the Fund and WPG must be approved (i) by a majority of the Trustees of the Fund who are not parties to the New Advisory Agreement or interested persons of any party thereto (the "Independent Trustees") and (ii) by vote of the holders of "a majority of the outstanding voting securities" (within the meaning of the 1940 Act) of the Fund.

     At a meeting held on May 19, 1998, the Trustees, including the Independent Trustees, unanimously voted to approve the New Advisory Agreement and to recommend that the shareholders of the Fund vote FOR the approval of the New Advisory Agreement.

TERMS OF THE NEW ADVISORY AGREEMENT

     The terms of the proposed New Advisory Agreement are substantially identical to the terms of the Fund's Current Advisory Agreement, except for the dates of execution, effectiveness and termination, and the inclusion of escrow provisions (which are applicable only in the event that the Acquisition closes prior to the approval of the New Advisory Agreement by the shareholders). All the terms described below with respect to the New Advisory Agreement were contained in the Current Advisory Agreement. The following summary of the New Advisory Agreement is qualified by reference to the form of New Advisory Agreement attached to this Proxy Statement as Annex C.
                                              --------

     The investment advisory fee, as a percentage of net assets payable by the Fund, will be the same under the New Advisory Agreement as under the Current Advisory Agreement. If the New Advisory Agreement had been in effect for the Fund's most recently completed fiscal year, the amount of advisory fees payable to WPG by the Fund would have been identical to those payable under the Current Advisory Agreement.

     Both the New and Current Advisory Agreements provide that WPG will regularly provide the Fund with investment research, advice and supervision and will furnish continuously an investment program for the Fund consistent with the Fund's investment objectives and policies. WPG will determine from time to time what securities to purchase for the Fund, what securities to be held or sold by the Fund and what portion of the Fund's assets to be held uninvested as cash. The New and Current Advisory Agreements provide that WPG pays the compensation and expenses of all of its personnel and makes available, without expense to the Fund, the services of such of its Managing Directors, officers and employees as may duly be elected officers or trustees of the Fund. The Fund is responsible for all of its other expenses, including without limitation: (i) fees and

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expenses of any administrator of the Fund; (ii) organization expenses of the
Fund; (iii) fees and expenses incurred by the Fund in connection with membership in investment company organizations; (iv) brokers' commissions; (v) payment for portfolio pricing services to a pricing agent, if any; (vi) legal, accounting or auditing expenses (including an allocable portion of the cost of WPG's employees rendering legal services to the Fund); (vii) interest, insurance premiums, taxes or governmental fees; (viii) the fees and expenses of the transfer agent of the Fund; (ix) the cost of preparing stock certificates or any other expenses, including clerical expenses of issue, redemption or repurchase of Shares of the Fund; (x) the expenses of and fees for registering or qualifying Shares for sale and of maintaining the registration of the Fund and registering the Fund as a broker or a dealer; (xi) the fees and expenses of Trustees of the Fund who are not affiliated with WPG; (xii) the cost of preparing and distributing reports and notices to shareholders, the SEC and other regulatory authorities; (xiii) the fees or disbursements of custodians of the Fund's assets, including expenses incurred in the performance of any obligations enumerated by the Declaration of Trust or By-Laws of the Fund insofar as they govern agreements with any such custodian; (xiv) costs in connection with annual or special meetings of shareholders, including proxy material preparation, printing and mailing; or
(xv) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business.

     Both the New and Current Advisory Agreements provide that WPG shall not be liable for any error of judgment, mistake of law or for any loss sustained by reason of the adoption of any investment policy or the purchase, sale or retention of any security on the recommendation of WPG, whether or not such recommendation shall have been based upon its own investigation and research or upon investigation and research made by any other individual, firm or corporation; but nothing contained in the Advisory Agreement shall protect WPG against any liability to the Fund or its shareholders by reason of willful misfeasance, bad faith or gross negligence on the part of WPG in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under the Advisory Agreement.

     WPG's activities with respect to the Fund are subject to the review and supervision of the Fund's Board, to which WPG renders periodic reports with respect to the Fund's investment activities. If approved by shareholders at the Meeting, the New Advisory Agreement would take effect upon the later to occur of
(i) the obtaining of shareholder approval or (ii) the closing of the Acquisition. (The Fund has applied for exemptive relief to permit WPG to serve as the Fund's investment adviser under the New Advisory Agreement for a limited time after the consummation of the Acquisition but prior to shareholder approval of the New Advisory Agreement. See "Miscellaneous" below.) The New Advisory Agreement would continue in effect for an initial period of two years after its effectiveness and would continue in effect thereafter for successive one year periods as long as each such continuance is approved in accordance with the requirements of the 1940 Act. The New Advisory Agreement may be terminated at any time, without the payment of any penalty, by the Fund's Board or by at least a 1940 Act Majority Vote (as defined below) of the Shares of the Fund, or by WPG, upon not more than 60 days' written notice, and automatically terminates in the event of its assignment.

     For its investment advisory services under the New Advisory Agreement, WPG is entitled to receive a fee, payable monthly, equal on an annual basis to the following percentages of the Fund's average daily net assets of: 0.26% of average daily net assets up to $500 million, 0.24% of average daily net assets from $500 million to $1 billion, 0.22% of average daily net assets from $1 billion to $2 billion, and 0.20% of average daily net assets thereafter. As of December 31, 1997, the Fund had net assets of $212,951,051. The advisory fee is accrued daily and will be prorated if WPG shall not have acted as a Fund's investment adviser during any entire monthly period. During the fiscal year ended December 31, 1997, the Fund paid advisory fees to WPG in the amount of $503,366.

     In addition to serving as the Fund's investment adviser, WPG serves as the Fund's administrator under a separate administration agreement (the "Administration Agreement"). In that capacity, WPG performs administrative, transfer agency related and shareholder relations services and certain clerical and accounting services for the Fund (to the extent not provided by other service providers). For its services under the Administration Agreement, WPG currently does not receive any compensation, although the Board may in the future decide to compensate WPG for the provision of administrative services. The compensation payable by the Fund to WPG under the Administration Agreement is reviewed annually by the Trustees, who may increase or decrease the rate of compensation without shareholder approval. The continuance of the Fund's Administration Agreement must be approved annually by the Board. Following the consummation of the Acquisition, WPG will continue to serve as the Fund's administrator.

THE CURRENT ADVISORY AGREEMENTS

     The continuance of the Fund's Current Advisory Agreement was last approved by the Trustees, including a majority of the Independent Trustees, voting in person at a meeting called for that purpose on April 22, 1998. The Fund's Current Advisory Agreement was approved by WPG, as the Fund's sole initial shareholder, on April 29, 1993.

PORTFOLIO BROKERAGE

     It is the general policy of WPG not to employ any broker in the purchase or sale of securities for the Fund's portfolio unless WPG believes that the broker will obtain the best result for the Fund under the circumstances, taking into consideration such relevant factors as price, commission rate, the ability of the broker to effect the transaction and the broker's facilities, reliability and financial responsibility. Subject to the foregoing, where transactions are effected on U.S. securities exchanges, the Fund employs WPG as the primary broker.

     The commission rate on all securities transactions on U.S. securities exchanges is subject to negotiation. Section 17(e) of the 1940 Act limits to "the usual and customary broker's commission" the amount which can be paid by the Fund to any affiliated person, such as WPG, acting as broker in connection with transactions effected on a securities exchange. The Board, including a majority of the Independent Trustees, has adopted procedures designed to comply with the requirements of Section 17(e) of the 1940 Act and Rule 17e-1 thereunder to ensure that WPG's commissions are "reasonable and fair compared to the commission, fee or other remuneration received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time . . .." The
Board, including a majority of the Independent Trustees, determines at least quarterly that transactions have been effected in compliance with those procedures. WPG, as the Fund's investment adviser, has the obligation to provide management to the Fund, which includes elements of research and related skills. Therefore, when acting as broker to the Fund, WPG will not use research and related skills as a basis for negotiating commission rates. During the fiscal year ended December 31, 1997, the Fund paid brokerage commission of $192,857 to WPG, equal to 99.8% of the aggregate brokerage commissions paid by the Fund.

     In selecting brokers other than WPG (and any other affiliated person of the Fund) to effect transactions on securities exchanges, the Fund considers the factors set forth in the first paragraph under this heading and any investment products or services provided by such brokers, subject to the criteria of
Section 28(e) of the Securities Exchange Act of 1934. Subject to such criteria, WPG may cause the Fund to pay commissions to an unaffiliated broker in an amount higher than another firm might charge, if WPG determines in good faith that the commissions paid are reasonable in relation to the value of the brokerage and research services provided, viewed either in terms of that particular transaction or WPG's overall responsibilities with respect to all of its advisory accounts. Each year, WPG considers the amount and nature of the research services provided by other brokers as well as the extent to which such products and services are relied upon, and attempts to allocate a portion of the brokerage business of its clients, including the Fund, on the basis of that consideration. Under the New Advisory Agreement, WPG may continue to allocate commissions to unaffiliated brokers on the basis of research services provided, subject to the criteria described above. WPG's advisory fees under the New Advisory Agreement will not be reduced by the receipt of research services.

CERTAIN ARRANGEMENTS

     In the Purchase Agreement, WPG covenants with Robeco to use its reasonable best efforts to cause the Fund to enter into an underwriting agreement with a person other than WPG on terms that are reasonably acceptable to Robeco. WPG, in its capacity as the Fund's administrator, is currently reviewing proposals from prospective candidates and is expected to make a recommendation to the Board at a meeting to be held on July 22, 1998. The 1940 Act requires that any underwriting agreement entered into by the Fund be approved by at least a majority of the Fund's Trustees who are not parties to the agreement or "interested persons" (as defined in the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. It is expected that the terms of any underwriting agreement will require the principal underwriter (acting as agent) to sell shares of the Fund to investors or, acting as principal, to purchase shares from the Fund and to resell them for the account of investors.

ACTION BY THE BOARD AND RECOMMENDED SHAREHOLDER ACTION

     At a meeting held on May 19, 1998, the Trustees, including the Independent Trustees, unanimously voted to approve the New Advisory Agreement and to recommend that the shareholders of the Fund vote FOR the approval of the New Advisory Agreement.

     In evaluating the New Advisory Agreement, the Trustees reviewed materials furnished by WPG and Robeco, including information regarding WPG, Robeco, their respective affiliates and their personnel, operations and financial condition. The Trustees also reviewed the terms of the Acquisition and its possible effects on the Fund and its shareholders. Representatives of WPG discussed with the Trustees the anticipated effects of the Acquisition, and, together with a representative of Robeco, indicated their belief that as a consequence of the proposed transaction, the operations of the Fund and the capabilities of WPG to provide advisory and other services to the Fund would not be materially adversely affected and may be enhanced by the resources of Robeco, though there could be no assurance as to any particular benefits that may result.

        In making their recommendation, the Trustees deemed to be especially important the experience of WPG's key personnel in portfolio management, the arrangements made to secure the continued service of the key personnel in portfolio management, the high quality and extent of research and management services WPG is expected to continue to provide to the Fund, and the fair and reasonable compensation proposed to be paid to WPG by the Fund under the New Advisory Agreement and that the rate of such compensation is identical to the rate of compensation under the Current Advisory Agreement (which they had recently reviewed and approved). The Trustees also specifically considered the following as relevant to their recommendations: (1) that the fee and expense ratios of the Fund are reasonable given the quality of services expected to be provided and are comparable to the fee and expense ratios of similar mutual funds; (2) the relative performance of the Fund since commencement of operations to comparable mutual funds and unmanaged indices; (3) that the terms of the New Advisory Agreement are substantially identical to those of the Current Advisory Agreement, except for a different execution date, effective date and termination date, and the inclusion of escrow provisions (which are applicable only in the event that the Acquisition closes prior to the approval of the New Advisory Agreement by the shareholders); (4) the favorable history, reputation, qualification and background of WPG and Robeco, as well as the qualifications of their personnel and their respective financial conditions; (5) the commitment of WPG to pay the expenses of the Fund in connection with the Acquisition so that shareholders of the Fund would not have to bear such expenses; (6) the possibility of benefits that may be realized by the Fund as a result of WPG's affiliation with Robeco, including any resources of Robeco that would be available to WPG, and the continued use, to the extent permitted by law, of WPG for brokerage services; and (7) other factors deemed relevant by the Trustees.

SECTION 15(F) OF THE 1940 ACT

     Section 15(f) of the 1940 Act permits, in the context of a change in control of an investment adviser to a registered investment company, the receipt by such investment adviser (or any of its affiliated persons) of any amount or benefit in connection with such sale, as long as two conditions are satisfied. First, there may not be imposed an "unfair burden" on the investment company as a result of the sale of such interest, or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden," as defined in the 1940 Act, includes any arrangement during the two-year period after the transaction whereby the investment adviser (or predecessor or successor adviser), or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than ordinary fees for bona fide principal underwriting services).

     The Board has not been advised by WPG of any circumstances arising from the Acquisition that might result in the imposition of an "unfair burden" being imposed on the Fund. Moreover, Robeco has agreed in the Purchase Agreement that, upon consummation of the Acquisition, it will take no action which would have the effect, directly or indirectly, of violating any of the provisions of
Section 15(f) of the 1940 Act in respect of the Acquisition. In this regard, the Purchase Agreement provides that Robeco will conduct itself and cause WPG to conduct itself so that no "unfair burden" will be imposed on the Fund as a result of the transactions contemplated by the Purchase Agreement. Notwithstanding the foregoing, WPG may permit a voluntary fee waiver unilaterally adopted by it to expire at any time and no assurance can be given that voluntary waivers will not be permitted to expire during the two year period. During the two year period following the Acquisition, WPG and Robeco do not intend to change WPG's policies with respect to the circumstances under which voluntary fee waivers may be permitted to expire. Following the Acquisition, to the extent permitted by applicable law, Robeco and WPG anticipate that the Fund will continue to use WPG and its affiliates for brokerage services although the level of affiliated brokerage will not exceed historical levels for a period of at least two years under a policy established by the Trustees.

     The second condition of Section 15(f) is that during the three-year period immediately following a transaction to which Section 15(f) is applicable, at least 75% of the subject investment company's board of trustees must not be "interested persons" (as defined in the 1940 Act) of the investment company's investment adviser or predecessor adviser. The current composition of the Fund's Board would comply with this condition subsequent to the Acquisition.

MISCELLANEOUS

     WPG and the Fund have filed an application (the "Application") with the SEC requesting an order permitting implementation, without obtaining prior shareholder approval, of the New Advisory Agreement during an interim period commencing on the date of the closing of the Acquisition and ending at the earlier of such time as sufficient votes are cast by the Fund's shareholders to approve the New Advisory Agreement and October 31, 1998 (the "Interim Period"). The exemptive relief would be effective only in the event that a quorum of the Fund's shareholders has not been present at the Meeting to consider the approval of the New Advisory Agreement by the date of the closing of the Acquisition.

     A condition to the relief requested is expected to require that any advisory fees earned by WPG under the New Advisory Agreement during the Interim Period be held in an interest-bearing escrow account and be paid to WPG only upon approval by shareholders of the Fund of the New Advisory Agreement and the compensation payable thereunder earned during the Interim Period. If the Fund's shareholders do not vote to approve the New Advisory Agreement by the expiration of the Interim Period, the fees held in the escrow account will be remitted to the Fund, WPG will no longer serve as the Fund's investment adviser and the New Advisory Agreement will terminate. WPG has agreed in the Application to take all appropriate steps to ensure that the scope and quality of its advisory and other services provided to the Fund during the Interim Period will be at least equivalent to the scope and quality of services provided under the Current Advisory Agreement, and that, in the event of any material change in the personnel providing advisory services pursuant to the New Advisory Agreement during the Interim Period, the Trustees of the Fund will be apprised and consulted to assure that they are satisfied that the services provided will not be diminished in scope or quality. There can be no assurance that the SEC will grant the relief requested or that the conditions of the relief requested will be as described above.

     At a meeting to be held on July 22, 1998, it is anticipated that the Trustees, including the Independent Trustees, will conclude that payment of the investment advisory fees under the New Advisory Agreement during the Interim Period would be appropriate and fair and will recommend that the shareholders of the Fund vote to approve the payment of the advisory fees earned by WPG under the New Advisory Agreement during the Interim Period. The New Advisory Agreement will not be implemented, and WPG will not be entitled to receive any advisory fee thereon, during the Interim Period unless the Trustees of the Fund take the actions described in the previous sentence.

     In the event that the closing of the Acquisition occurs prior to the shareholders of the Fund approving the New Advisory Agreement, the approval of Proposal 1 by the shareholders will also be deemed to be approval of the payment of the advisory fees to WPG under the New Advisory Agreement during the Interim Period.

CONCLUSION AND RECOMMENDATION OF THE BOARD

     Based upon a review of the above factors, the Board concluded that the terms of the New Advisory Agreement are fair to, and in the best interest of the Fund and its shareholders. The Trustees, including the Independent Trustees, unanimously recommend that the shareholders of the Fund vote to approve the New Advisory Agreement at the Meeting.

     If the shareholders of the Fund do not approve the New Advisory Agreement and the Acquisition is consummated, the Trustees would consider what further action to take consistent with their fiduciary duties to the Fund. Such actions may include obtaining for the Fund interim investment advisory services at cost or at the current fee rate either from WPG or from another advisory organization. Thereafter, the Trustees would either negotiate a new investment advisory agreement with an advisory organization selected by the Trustees or make other appropriate arrangements. In the event the Acquisition is not consummated, WPG would continue to serve as investment adviser of the Fund pursuant to the terms of the Current Advisory Agreement.

VOTE REQUIRED

     The New Advisory Agreement must be approved by the vote of at least "a majority of the outstanding voting securities" of the Fund, which is defined under the 1940 Act as the lesser of (i) 67% or more of the Shares of the Fund entitled to vote thereon present in person or by proxy at the Meeting if the holders of more than 50% of the Fund's outstanding Shares are present in person or represented by proxy or (ii) more than 50% of the Fund's outstanding Shares entitled to vote thereon (a "1940 Act Majority Vote").


                 THE BOARD RECOMMENDS A VOTE "FOR" APPROVAL OF
                          THE NEW ADVISORY AGREEMENT.
                       --------------------------------



         PROPOSAL 2: RATIFICATION OF SELECTION OF KPMG PEAT MARWICK LLP
                      AS INDEPENDENT AUDITORS FOR THE FUND

     At a meeting held on January 20, 1998, the Board, including the Independent Trustees, selected the firm of KPMG Peat Marwick LLP as the Fund's independent auditors for the fiscal year ending 1998, subject to ratification by the Fund's shareholders. At a meeting held on May 19, 1998, the Trustees, including the Independent Trustees, unanimously voted to recommend that the shareholders of the Fund vote FOR the ratification of the selection of KPMG Peat Marwick LLP, as the Fund's independent auditors.

     Audit services performed by KPMG Peat Marwick LLP during the fiscal year ended December 31, 1997 consisted of examining the Fund's financial statements, consulting on financial, accounting and reporting matters, reviewing and consulting on the Fund's filings with the SEC, and attending the Fund's audit committee meetings. The firm also performed non-audit services consisting of reviewing brokerage commission payments and preparing income tax returns of the Fund.

     A representative of KPMG Peat Marwick LLP is expected to be available at the meeting to make a statement if he or she desires to do so and to respond to appropriate questions. KPMG Peat Marwick LLP has advised the Fund that it has no direct or indirect financial interest in the Fund.

VOTE REQUIRED

     The ratification of the selection of KPMG Peat Marwick LLP as the Fund's independent auditors for the fiscal year ending 1998 must be approved by at least a 1940 Act Majority Vote (as defined above) of the Shares of the Fund.


               THE BOARD RECOMMENDS A VOTE "FOR" RATIFICATION OF
              THE SELECTION OF KPMG PEAT MARWICK LLP AS THE FUND'S
                             INDEPENDENT AUDITORS.
                        ----------------------------



                       PROXIES AND VOTING AT THE MEETING

     A proxy, if properly executed, duly returned and not revoked, will be voted in accordance with the instructions marked thereon. As to Proposals for which no instructions are given, such proxy will be voted in favor of each Proposal. The proxy confers discretionary authority upon the persons named therein to vote on other business which may come before the Meeting. The Board knows of no other business to be presented at the Meeting. Should other business properly be brought before the Meeting, it is intended that the accompanying proxy will be voted thereon in accordance with the judgment of the persons named as proxies.

     A shareholder may revoke a proxy at any time prior to its exercise by filing with the Secretary of the Fund a written notice revoking the proxy or by executing a proxy dated subsequent to the date of a previously executed proxy. Attendance at the Meeting will not itself be deemed to revoke a proxy unless the shareholder gives affirmative notice at the Meeting that the shareholder intends to revoke the proxy and vote in person.

     With respect to each Proposal, the "vote of a majority of the outstanding voting securities" is required, which is defined under the 1940 Act, as the lesser of (i) 67% or more of the voting securities of the Fund entitled to vote thereon present in person or by proxy at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present in person or represented by proxy or (ii) more than 50% of the outstanding voting securities of the Fund entitled to vote thereon.

     In the event that the applicable quorum (the presence in person or by proxy of the holders of a majority of the Shares outstanding and entitled to vote on a matter) is not obtained, or in the event that insufficient Shares for approval of a particular Proposal are represented at the Meeting for which a quorum is present, an adjournment or adjournments of the Meeting may be sought by the Fund's Board to permit further solicitation of proxies. Any adjournment would require the affirmative vote of the holders of a majority of the Shares of the Fund present in person or by proxy at the Meeting (or any adjournment thereof) and entitled to vote on the Proposal subject to the adjournment. The persons named as proxies will vote all Shares represented by proxies which they are entitled to vote in favor of the Proposal in favor of an adjournment and will vote all Shares required to be voted against the Proposal against an adjournment. A proxy that is properly executed by a broker or nominee and returned accompanied by instructions to withhold authority to vote represents a broker "non-vote." A broker non-vote occurs when a broker or nominee does not receive instructions from the beneficial owner or other person entitled to vote on a particular matter with respect to which the broker or nominee does not have discretionary power. Shares represented by broker non-votes will not be considered to be present at the Meeting for purposes of determining the existence of a quorum and will be deemed not cast with respect to the Proposals. If no instructions are received by the broker or nominee from the shareholder with reference to routine matters, the Shares represented thereby may be considered present for purposes of determining the existence of a quorum and, if so determined, will be deemed cast with respect to such matters. Also, a properly executed and returned proxy marked with an abstention will be considered present at the Meeting for purposes of determining a quorum. Although broker non-votes and abstentions do not constitute a vote "for" or "against" the matter, they have the effect of a "no" vote for purposes of determining whether the Proposals have been approved. Proposal 1 is not considered to be a routine matter as to which brokers may vote without instructions.

                             SHAREHOLDER PROPOSALS

     A proposal from a shareholder of the Fund intended to be presented at any shareholder meeting hereafter called must be received by the Fund within a reasonable time before the solicitation relating thereto is made in order to be included in the proxy statement and proxy card related to such meeting. Under the Fund's Declaration of Trust and the By-Laws, meetings of the shareholders are required to be held only when necessary under the 1940 Act. It is therefore likely that, in future years, shareholder meetings will not be held on an annual basis. The submission by a shareholder of a proposal for inclusion in a proxy statement does not guarantee that it will be included. Shareholder proposals are subject to certain regulations under the federal securities laws.

                                    GENERAL

     It is anticipated that proxy solicitations will be made principally by mail, although Managing Directors and officers of the Fund and WPG may, without special compensation, contact shareholders by telephone, facsimile or other electronic media. Arrangements have been made with brokers, custodians, nominees and fiduciaries to send proxy materials to beneficial owners. In addition, WPG may retain an outside firm to assist in the solicitation of proxies. WPG shall bear all the expenses of the solicitation, including the printing, postage and other expenses related to preparation of this Proxy Statement.

                                SHARE OWNERSHIP

        To the knowledge of the Fund, no shareholder owned beneficially or of record on the Record Date 5% or more of the outstanding Shares of any Fund, except that Reinhardt Werba Bowen, 1190 Saratoga Avenue, Suite 200, San Jose, California 95129, a registered investment adviser ("RWB"), held an aggregate of 99% of the Shares of the Fund in accounts of clients with respect to which RWB exercises investment discretion. RWB disclaims beneficial ownership in all such Shares. As of the Record Date, the Trustees and officers of the Fund beneficially owned in the aggregate less than 1% of the outstanding Shares of the Fund.

                                    ANNEX A

        INFORMATION REGARDING THE MANAGING DIRECTORS AND OFFICERS OF WPG

                          POSITIONS
NAME*                     WITH WPG*                      POSITIONS WITH THE FUND
-----                     ---------                      -----------------------

Samuel H. Armacost      Managing Director
Annette Bianchi         Managing Director
Mitchell E. Cantor      Managing Director
Daniel J. Cardell       Managing Director                Vice President
Don W. Ceglar           Managing Director
Gill Cogan              Managing Director
Douglas L. Di Pasquale  Managing Director
Ellen M. Feeney         Managing Director
Janet Fiorenza          Managing Director
Margery Z. Flicker      Managing Director
Philip Greer            Senior Managing Director
Ronald M. Hoffner       Managing Director
James W. Kiley          Managing Director
A. Roy Knutsen          Managing Director
Alan D. Kohn            Managing Director
Wesley W. Lang, Jr.     Managing Director
Marvin B. Markowitz     Managing Director
Howard G. Mattsson      Managing Director
Jay C. Nadel            Managing Director       Executive Vice President
                                                    and Secretary
Joseph Parascondola     Assistant Manager       Assistant Vice President
Peter B. Pfister        Managing Director
Richard S. Pollack      Managing Director
Steven Pomerantz        Managing Director
McGehee Porter          Managing Director
Stuart W. Porter        Managing Director
Francis H. Powers       Managing Director       Executive Vice President
                                                    and Treasurer
Joseph J. Reardon       Senior Vice President      Vice President
R. Scott Richter        Managing Director
Nelson Schaenen, Jr.    Managing Director
Christopher J. Schaepe  Managing Director
James S. Schainuck      Managing Director
Adam Starr              Managing Director
Daniel S. Vandivort     Managing Director
Roger J. Weiss          Senior Managing Director        Chairman of the Board
                                                              and Trustee



                                     - A1 -

                          POSITIONS
NAME*                     WITH WPG*                      POSITIONS WITH THE FUND
-----                     ---------                      -----------------------


Stephen H. Weiss        Chairman of the Executive
                         Committee/Senior Managing
                         Director
Craig S. Whiting        Managing Director
Laurence G. Zuriff      Managing Director
Hugh S. Zurkuhlen       Managing Director


------------

* The principal business address of each Managing Director and officer of WPG is One New York Plaza, New York, New York 10004. The principal occupation of each Managing Director and officer of WPG is serving in that capacity to WPG.



                                     - A2 -

                                    ANNEX B

                  OTHER SIMILAR INVESTMENT COMPANIES FOR WHICH
                      WPG SERVES AS ADVISER OR SUBADVISER

                               NET ASSETS (AS OF 12/31/97)
INVESTMENT COMPANY                  (000'S OMITTED)           ADVISORY FEE RATE
------------------                  ---------------           -----------------

WPG Quantitative Fund                  $ 96,055              0.75% of net assets

WPG Growth & Income Fund               $117,146              0.75% of net assets




                                     - B1 -

                                    ANNEX C

                         INVESTMENT ADVISORY AGREEMENT

                         -----------------------------

                         RWB/WPG U.S. LARGE STOCK FUND


     AGREEMENT made as of the ___ day of _________, 1998, by and between RWB/WPG U.S. LARGE STOCK FUND, a Delaware business trust (the "Trust"), and WEISS, PECK & GREER, L.L.C., a Delaware limited liability company (the "Investment Adviser" or "WPG").

     The Trust is an open-end, management investment company, registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Investment Adviser is an investment adviser registered under the Investment Advisers Act of 1940, as amended, and is a broker-dealer registered under the Securities Exchange Act of 1934, as amended.

     The Trust desires the Investment Adviser to render services to the Trust, and the Investment Adviser is willing to render such services upon the terms and conditions hereinafter set forth.

     NOW, THEREFORE, in consideration of the premises, the parties hereto agree as follows:

1.   INVESTMENT ADVISER. The Trust will, and hereby does, retain the Investment
     -------------------
     Adviser to act as the investment adviser of the Trust and to provide certain services, as more fully set forth below, and the Investment Adviser hereby accepts such retainer.

2.   SUB-ADVISERS. The Investment Adviser may engage one or more investment
     ------------
     advisers which are either registered as such or specifically exempt from registration under the Investment Advisers Act of 1940, as amended, to act as sub-advisers to provide with respect to the Trust certain services set forth in Section 4 of this Agreement, all as shall be set forth in a written contract to which the Trust and the Investment Adviser shall be parties, which contract shall be subject to approval by the vote of a majority of the Trustees of the Trust who are not interested persons of the Investment Adviser, the sub-adviser or of the Trust, cast in person at a meeting called for the purpose of voting on such approval and by the vote of a majority of the outstanding voting securities of the Trust and otherwise consistent with the terms of the 1940 Act.

3.   INFORMATION SUPPLIED BY THE TRUST. The Trust will, from time to time,
     ---------------------------------
     deliver to the Investment Adviser detailed statements of the assets and resources of the Trust and information as to its investment objectives.



                                     - C1 -

4.   ADVISORY SERVICES.
     ------------------

     (a) The Investment Adviser will regularly provide the Trust with investment research, advice and supervision and will furnish continuously an investment program for the Trust consistent with the investment objectives and policies of the Trust. The Investment Adviser will determine from time to time what securities shall be purchased for the Trust, what securities shall be held or sold by the Trust and what portion of the Trust's assets shall be held uninvested as cash, subject always to the provisions of the Trust's Declaration of Trust, By-Laws and its registration statement under the 1940 Act and under the Securities Act of 1933 covering the Trust's shares, as filed with the Securities and Exchange Commission, and to the investment objectives, policies and restrictions of the Trust, as each of the same shall be from time to time in effect, and subject, further, to such policies and instructions as the Board of Trustees of the Trust may from time to time establish. To carry out such determinations, the Investment Adviser will place orders for the investment and reinvestment of Trust assets. The Investment Adviser will exercise full discretion and act for the Trust in the same manner and with the same force and effect as the Trust itself might or could do with respect to purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions.

     (b) The Investment Adviser will, to the extent reasonably required in the conduct of the business of the Trust and upon its request, furnish to the Trust research, statistical and advisory reports upon the industries, businesses, corporations or securities as to which such requests shall be made, whether or not the Trust shall at the time have any investment in such industries, businesses, corporations or securities. The Investment Adviser will use its best efforts in the preparation of such reports and will endeavor to consult the persons and sources believed by it to have information available with respect to such industries, businesses, corporations or securities.

     (c) The Investment Adviser will maintain all books and records with respect to the Trust's securities transactions required by sub-paragraphs (b)(5),(6),(9) and (10) and paragraph (f) of Rule 31a-1 under the 1940 Act (other than those records being maintained by the Trust's custodian or transfer agent) and preserve such records for the periods prescribed therefor by Rule 31a-2 of the 1940 Act. The Investment Adviser will also provide to the Trust's Board of Trustees such periodic and special reports as the Board may reasonably request.



                                     - C2 -

5.   ALLOCATION OF CHARGES AND EXPENSES. The Investment Adviser will pay all
     ----------------------------------
     costs incurred by it in connection with the performance of its duties under
     Section 4. The Investment Adviser will pay the compensation and expenses of all of its personnel and will make available, without expense to the Trust, the services of such of its managing directors, officers and employees as may duly be elected officers or Trustees of the Trust, subject to their individual consent to serve and to any limitations imposed by law. The Investment Adviser will not be required to pay any expenses of the Trust other than those specifically allocated to the Investment Adviser in this paragraph 5. In particular, but without limiting the generality of the foregoing, the Investment Adviser will not be required to pay: (i) fees and expenses of any administrator of the Trust; (ii) organization expenses of the Trust; (iii) fees and expenses incurred by the Trust in connection with membership in investment company organizations; (iv) brokers' commissions;
     (v) payment for portfolio pricing services to a pricing agent, if any; (vi) legal, accounting or auditing expenses (including an allocable portion of the cost of its employees rendering legal services to the Trust); (vii) interest, insurance premiums, taxes or governmental fees; (viii) the fees and expenses of the transfer agent of the Trust; (ix) the cost of preparing stock certificates or any other expenses, including clerical expenses of issue, redemption or repurchase of shares of the Trust; (x) the expenses of and fees for registering or qualifying shares for sale and of maintaining the registration of the Trust and registering the Trust as a broker or a dealer; (xi) the fees and expenses of Trustees of the Trust who are not affiliated with the Investment Adviser; (xii) the cost of preparing and distributing reports and notices to shareholders, the Securities and Exchange Commission and other regulatory authorities; (xiii) the fees or disbursements of custodians of the Trust's assets, including expenses incurred in the performance of any obligations enumerated by the Declaration of Trust or By-Laws of the Trust insofar as they govern agreements with any such custodian; (xiv) costs in connection with annual or special meetings of shareholders, including proxy material preparation, printing and mailing; or (xv) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust's business. The Investment Adviser shall not be required to pay expenses of activities which are primarily intended to result in sales of shares of the Trust.

6.   LIMITATION OF LIABILITY.
     ------------------------

     (a)  THE INVESTMENT ADVISER. The Investment Adviser will not be liable for
          ----------------------
          any error of judgment or mistake of law or for any loss sustained by reason of the adoption of any investment policy or the purchase, sale, or retention of any security on the recommendation of the Investment Adviser, whether or not such recommendation shall have been based upon its own investigation and research or upon investigation and research made by any other individual, firm or corporation; but nothing contained herein will be construed to protect the Investment Adviser against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.



                                     - C3 -

     (b)  THE TRUST. It is understood and expressly stipulated that none of the
          ---------
          Trustees or shareholders of the Trust shall be personally liable hereunder. Neither the Trustees, officers, agents nor shareholders of the Trust assume any personal liability for obligations entered into on behalf of the Trust. All persons dealing with the Trust must look solely to the property of the Trust for the enforcement of any claims against the Trust. No series of the Trust shall be liable for any claims against any other series.

7.   COMPENSATION OF THE INVESTMENT ADVISER. Neither the Investment Adviser nor
     --------------------------------------
     any affiliate of the Investment Adviser will act as principal or receive directly or indirectly any compensation in connection with the purchase or sale of investment securities by the Trust, other than the compensation provided for in this Section and such brokerage commissions as are permitted by the 1940 Act, it being contemplated that WPG will act as principal broker for the Trust in U.S. securities transactions.

     (a) Except as provided in Subsections 3 (b) and (c) below, the Trust will pay the Investment Adviser an annual fee, payable monthly, which varies in accordance with the total amount of daily net assets of the Trust under the management of the Investment Adviser. The annual advisory fee expressed as a percentage of the average daily net assets of the Trust is 0.26% of net assets up to $500 million, 0.24% of net assets of $500 million to $1 billion, 0.22% of net assets of $1 billion to $2 billion, and 0.20% of net assets in excess of $2 billion. For any period less than a full month during which this Agreement is in effect, the fee shall be prorated according to the proportion which such period bears to a full month. For the purposes hereof, the net assets of the Trust shall be computed in the manner specified in the Trust's prospectus for the computation of the value of such net assets in connection with the determination of the net asset value of its shares. On any day that the net asset value calculation is suspended as specified in the Trust's prospectus, the net asset value for purposes of calculating the advisory fee shall be calculated as of the date last determined.

     (b) The Investment Adviser may from time to time agree not to impose all or a portion of its fee otherwise payable hereunder (in advance of the time such fee or portion thereof would otherwise accrue) and/or undertake to pay or reimburse the Trust for all or a portion of its expenses not otherwise required to be borne or reimbursed by the Investment Adviser. Any such fee reduction or undertaking may be discontinued or modified by the Investment Adviser at any time.



                                     - C4 -

     (c) The fees payable to the Investment Adviser under this Agreement shall be paid into an interest-bearing escrow account in the event that (i) the Securities and Exchange Commission issues an order permitting the implementation of this Agreement prior to the approval of this Agreement by the holders of "a majority of the outstanding voting securities" (as defined in the 1940 Act) of the Trust and (ii) the holders of "a majority of the outstanding voting securities" (as defined in the 1940 Act) of the Trust have not voted to approve this Agreement by the date of the closing of the acquisition by Robeco Groep N.V. of the outstanding equity interests of the Investment Adviser. If such approval has subsequently been obtained by October 31, 1998, the fees paid by the Trust into the escrow account (and interest thereon) shall be paid to the Investment Adviser. If such approval has not been obtained by October 31, 1998, this Agreement shall terminate and the fees paid by the Trust into the escrow account (and interest thereon) shall be paid to the Trust.

8.   ADVERTISING MATERIAL. The Trust will not approve or authorize the use or
     --------------------
     distribution, in connection with the offering of its shares for sale, of any literature or advertisements in any form or through any medium, written or oral, unless not less than ten (10) days prior to the giving of such approval or authorization by the Trust, the Trust shall have submitted such literature or advertising to the Investment Adviser and the Investment Adviser, within ten (10) days, shall either have specifically approved or shall have failed to disapprove such literature or advertising.

9.   DURATION AND TERMINATION OF THIS AGREEMENT.
     -------------------------------------------

     (a)  DURATION. Except as provided in Section 7 (c) above, this Agreement
          --------
          shall remain in force until _______, 2000 and from year to year thereafter, but only so long as such continuance is specifically approved at least annually by a vote of a majority of the Trustees, including a majority of the Trustees who are not parties hereto or "interested persons" (as defined by the 1940 Act) of the Investment Adviser, or by vote of a "majority of the outstanding voting shares" (as defined in the 1940 Act) of the Trust, subject to the provisions for termination and all of the other terms and conditions hereof.

     (b)  VOLUNTARY TERMINATION. This Agreement may be terminated without the
          ---------------------
          payment of any penalty by (a) the Trust, upon not more than sixty (60) days notice in writing to the Investment Adviser provided such termination is authorized by resolution of the Trustees of the Trust or by a vote of a "majority of its outstanding voting shares" of the Trust (as defined in the Act) and (b) the Investment Adviser upon not more than sixty (60) days notice in writing to the Trust.



                                     - C5 -

     (c)  AUTOMATIC TERMINATION. This Agreement will automatically and
          ---------------------
          immediately terminate in the event of its "assignment," as that term is used in the 1940 Act and rules and regulations promulgated thereunder, by the Investment Adviser.

10.  TRADING, SERVICES TO OTHERS, BROKERAGE. Nothing in this Agreement will in
     --------------------------------------
     any way limit or restrict the Investment Adviser or any of its officers, directors or employees from buying, selling or trading in any securities for its own or other accounts. The Investment Adviser may act as an investment adviser to any other person, firm or corporation, and may perform management and any other services for any other person, association, corporation, firm or other entity pursuant to any contract or otherwise, and take any action or do anything in connection therewith or related thereto; and no such performance of management or other services or taking of any such action or doing of any such thing shall be in any manner restricted or otherwise affected by any aspect of any relationship of the Investment Adviser to or with the Trust or deemed to violate or give rise to any duty or obligation of the Investment Adviser to the Trust; provided, however, that it is understood that any advice rendered to the Trust by the Investment Adviser will be used solely for the benefit of the Trust. The Trust recognizes that Investment Adviser, in effecting transactions for its various accounts, may not always be able to take or liquidate investment positions in the same security at the same time and at the same price.

11.  NAME OF THE TRUST. The Trust hereby agrees that in the event that neither
     -----------------
     the Investment Adviser nor any of its affiliates acts as investment adviser to the Trust, the name of the Trust will be changed to one that does not contain the name "Weiss, Peck & Greer" or the initials "WPG" or otherwise suggest an affiliation with the Investment Adviser.

12.  SERIES OF THE TRUST. The Investment Adviser recognizes that the Trust may
     -------------------
     terminate any series of the Trust, and may create new series.

13.  INDEPENDENT CONTRACTOR. The Investment Adviser is an independent contractor
     ----------------------
     and not an employee of the Trust for any purpose.

14.  ENTIRE AGREEMENT. This Agreement states the entire agreement of the parties
     ----------------
     hereto, and is intended to be the complete and exclusive statement of the terms hereof. It may not be added to or changed orally, and may not be modified or rescinded except by a writing signed by the parties hereto and in accordance with the 1940 Act, when applicable.



                                     - C6 -

15.  NOTICES. Any notices sent pursuant to this Agreement may be sent by mail
     -------
     (postage prepaid) as follows, or to such other address or addresses as the party may advise in writing:

     (a)  In the case of notices sent to the Trust to:

               RWB/WPG U.S. LARGE STOCK FUND
               One New York Plaza
               New York, New York 10004
               Attention: Jay C. Nadel

     (b)  In the case of notices sent to the Investment Adviser to:

               WEISS, PECK & GREER, L.L.C.
               One New York Plaza
               New York, New York 10004
               Attention: Francis H. Powers

16.  GOVERNING LAW. This Agreement and all performance hereunder shall be
     -------------
     governed by the laws of the State of New York, which apply to contracts made and to be performed in the State of New York.

17.  MISCELLANEOUS. The captions in this Agreement are included for convenience
     -------------
     of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.


                         RWB/WPG U.S. LARGE STOCK FUND



                                           By:_________________________________

                                           Its:_________________________________

                                           WEISS, PECK & GREER, L.L.C.


                                           By:_________________________________

                                           Its:_________________________________



                                     - C7 -

                                  PROXY BALLOT

                          RWB/WPG U.S. LARGE STOCK FUND

     The undersigned, revoking all prior proxies, hereby appoints Roger J. Weiss, Francis H. Powers and Jay C. Nadel, or any of them individually, as proxies, with full power of substitution, to vote for the undersigned at the Special Meeting of Shareholders of RWB/WPG U.S. Large Stock Fund (the "Fund"), to be held at the offices of Weiss, Peck & Greer, L.L.C. ("WPG"), 30th floor, One New York Plaza, New York, New York 10004, on July 29, 1998, at 1:00 p.m. (New York time) or at any adjournment thereof, notice of which meeting and the Proxy Statement accompanying the same have been received by the undersigned, upon the following matters as described in the Notice of Special Meeting and accompanying Proxy Statement:


1.  To approve a new investment advisory              FOR  o     AGAINST  o    ABSTAIN  o
    agreement between the Fund and WPG, to take
    effect only in the event the proposed
    acquisition of WPG by Robeco Groep N.V. is
    consummated.
2.  To ratify the selection of KPMG Peat Marwick      FOR  o     AGAINST  o    ABSTAIN  o
    LLP as the independent auditors for the Fund
    for the fiscal year ending December 31, 1998.
3.  To transact such other business as may properly
    come before the meeting and any adjournment
    thereof.



     Said proxies will vote this proxy as directed, or if no direction is indicated, for each of the Proposals unless authority to do so is specifically withheld in the manner provided.

                                           Dated:_________________, 1998

                                           -------------------------------------

Account #:                                 _____________________________________

                                           -------------------------------------
                                                Signature(s)

IN SIGNING, PLEASE WRITE NAME(S) EXACTLY AS YOUR ACCOUNT IS REGISTERED. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR OR OTHER FIDUCIARY, PLEASE GIVE YOUR FULL TITLE AS SUCH. JOINT OWNERS SHOULD EACH SIGN PERSONALLY.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES AND SHOULD BE RETURNED AS SOON AS POSSIBLE IN THE ENVELOPE PROVIDED.